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Exhibit (a)(1)(B)

Letter of Transmittal

TO TENDER SHARES OF COMMON STOCK OF

DAKOTA GROWERS PASTA COMPANY, INC.
(THE "COMPANY")

CUSIP # 23422P106

Pursuant to the Offer to Purchase dated March 23, 2010 by Bluebird Acquisition Corporation, a North Dakota corporation ("Purchaser") and a wholly owned subsidiary of Agricore United Holdings Inc., a Delaware corporation ("Agricore") and a wholly owned subsidiary of Viterra Inc., a corporation incorporated under the laws of Canada ("Viterra").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON MAY 3, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

By Mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	By Hand or Overnight Courier: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, Minnesota 55075

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and either complete the Substitute Form W-9 set forth below or include a completed copy of the appropriate Form W-8.

        Stockholders should use this Letter of Transmittal to deliver to Wells Fargo Bank, N.A. (the "Depositary") Common Shares (as defined herein) represented by stock certificates, or held in book-entry form through the Depositary, for tender. If you are delivering your Common Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC"), you must use an Agent's Message (as defined in Instruction 2). There are separate Letters of Transmittal for Common Shares and Series D Shares (as defined in the Offer to Purchase). Please complete the appropriate Letter of Transmittal for all Common Shares and all Series D Shares you intend to tender.

        The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF COMMON SHARES TENDERED

(Must be signed by all registered stockholders; include legal capacity if signing on behalf of an entity) (Please Fill in, if blank)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

	Certificate Number(s) and/or indicate Book-Entry	Total Number of Common Shares Represented by Certificate(s)	Number of Common Shares Tendered(1,2)

Total Shares Tendered

(1)
If shares are held in Book-Entry form you must indicate the number of shares you are tendering.

(2)
Unless otherwise indicated, all Common Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered.

☐
Check here if Share Certificates have been lost or mutilated.

Ladies and Gentlemen:

        The undersigned hereby tenders to Bluebird Acquisition Corporation, a North Dakota corporation ("Purchaser") and a wholly owned subsidiary of Agricore United Holdings Inc., a Delaware corporation ("Agricore") and a wholly owned subsidiary of Viterra Inc., a corporation incorporated under the laws of Canada, the above-described shares of common stock of Dakota Growers Pasta Company, Inc., a North Dakota corporation (the "Company"), par value $0.01 per share (together with the associated preferred share purchase rights under the Second Amended and Restated Rights Agreement, dated as of April 26, 2002, between the Company and Wells Fargo Bank Minnesota, National Association, as Rights Agent, the "Common Shares"), at a price of $18.28 per Common Share, net to the seller in cash, without interest and less any required withholding taxes and upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 23, 2010 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this "Letter of Transmittal" and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Common Shares tendered herewith.

        On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and effective upon acceptance for payment and payment for the Common Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Common Shares being tendered hereby and any and all cash dividends, distributions, rights, other Common Shares or other securities issued or issuable in respect of such Common Shares on or after the date hereof (collectively, "Distributions"). The undersigned hereby irrevocably appoints Wells Fargo Bank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Common Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Common Shares) to the full extent of such stockholder's rights with respect to such Common Shares and any Distributions (a) to deliver certificates representing Common Shares (the "Share Certificates") and any Distributions, or transfer of ownership of such Common Shares and any Distributions on the account books maintained by the Depositary or DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Purchaser, (b) to present such Common Shares and any Distributions for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints each of the designees of the Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Common Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Purchaser will, with respect to the Common Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise, to the extent such Common Shares have voting rights. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Common Shares. Such appointment is effective when, and only to the extent that, the Purchaser accepts the Common Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, such subsequent powers of attorney, proxies, consents or revocations will not be deemed effective).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares and any Distributions tendered hereby and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Common Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

        It is understood that the undersigned will not receive payment for the Common Shares unless and until the Common Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above (unless the Common Shares are held in uncertificated book-entry form through the Depositary), together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary.

        IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE COMMON SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH COMMON SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE COMMON SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER THROUGH DTC, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the acceptance for payment by the Purchaser of Common Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

        Unless otherwise indicated herein in the box titled "Special Payment Instructions", please issue the check for the purchase price in the name(s) of, and return any Share Certificates representing Common Shares not tendered or accepted for payment to, the registered owner(s) appearing in the box titled "Important Stockholder Information". Similarly, unless otherwise indicated in the box titled "Special Delivery Instructions", please mail the check for the purchase price and return any Share Certificates representing Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing in the box titled "Important Stockholder Information".

IMPORTANT STOCKHOLDER INFORMATION
SIGN HERE
(Please Complete Substitute Form W-9 Included Herein or the Appropriate Form W-8)

(Signature(s) of Owner(s))
Name(s)

Capacity (Full Title)	(See Instructions)
Address

(Include Zip Code)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check accepted for payment is to be issued in the name of someone other than the undersigned.

Issue To:

Name
(Please Print)
Address
(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(Also complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the (check is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Common Shares Tendered."

Mail To:

Name
(Please Print)
Address
(Include Zip Code)

Request for Taxpayer Identification Number and Certification—Substitute Form W-9

CERTIFICATION—Under penalties of perjury, I certify that:		Social Security Number
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and	/ /
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that
	I am subject to backup withholding as a result of a failure to report all interest or dividends, and	Employer Identification Number /
3.	I am a U.S. citizen or other U.S. person (as defined below)	☐ Applied For ☐ Exempt

Notification of Backup Withholding
☐ I have been notified by the Internal Revenue Service (IRS) that I am currently subject to backup withholding as a result of a failure to report all interest and dividends on my tax return. I understand that marking this box will result in backup withholding on any disbursements made to this account.
 "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding."

Signature:	Date:

NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporation, partnership or trusts): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. COMPLETE THE APPROPRIATE FORM W-8 AVAILABLE AT www.irs.gov OR BY CALLING 1-800-380-1372. COMPLETE AND RETURN THE APPROPRIATE FORM W-8 CERTIFICATION OF FOREIGN STATUS. FAILURE TO DO SO WILL SUBJECT YOU TO FEDERAL BACKUP WITHHOLDING AT THE CURRENT APPLICABLE RATE.

Definition of U.S. Person:    For federal tax purposes, you are considered a U.S. person if you are (1) An individual who is a U.S. citizen or U.S. resident alien, (2) A partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) An estate (other than a foreign estate), or (4) A domestic trust (as defined in regulation 301.7701-7).

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1)    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC's systems whose name appears on a security position listing as the owner of the Common Shares) of Common Shares tendered herewith and such registered owner has not provided the information in the box titled "Special Payment Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2)    Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith or if stockholders hold shares in uncertificated book-entry form through the Depositary. In all cases payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary at its address set forth herein prior to the Expiration Time (as defined in the Offer to Purchase) (unless the tender is made during a Subsequent Offering Period (as defined in the Offer to Purchase), if one is provided, in which case the Common Shares, the Letter of Transmittal and other documents must be received prior to the expiration of the Subsequent Offering Period) of the following: (i) either (x) the certificates evidencing such Common Shares or (y) confirmation of a book-entry transfer of such Common Shares into the Depositary's account at DTC pursuant to the procedures set forth in Section 3 in the Offer to Purchase—"Procedures for Accepting the Offer and Tendering Company Shares", (unless such Common Shares are currently held in uncertificated form through the Depositary, in which case the deliveries set forth in this clause (i) will not be required), (ii) (x) this Letter of Transmittal, indicating all certificated Common Shares and uncertificated Common Shares to be tendered, properly completed and duly executed, with any required signature guarantees, or (y) in the case of a book-entry transfer through DTC only, an Agent's Message in lieu of this Letter of Transmittal and (iii) any other documents required by this Letter of Transmittal. Please do not send your Letter of Transmittal or Share Certificates directly to the Purchaser, Agricore or the Company.

        Stockholders whose Share Certificates are not immediately available (other than uncertificated book-entry shares held through the Depositary) or who cannot deliver all other required documents to the Depositary prior to the Expiration Time or who cannot complete the procedures for book-entry transfer prior to the Expiration Time may nevertheless tender their Common Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Time (or prior to the expiration of the Subsequent Offering Period, as applicable), and (c) Share Certificates representing all tendered Common Shares (other than uncertificated book-entry shares held through the Depositary), in proper form for transfer (or a Book-Entry Confirmation with respect to such Common Shares), this Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery.

        A properly completed and duly executed Letter of Transmittal must accompany each such delivery of Share Certificates to the Depositary. A properly completed and duly executed Letter of Transmittal must be used to deliver uncertificated book-entry Common Shares held through the Depositary.

        The term "Agent's Message" means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Common Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office. For Common Shares to be validly tendered during any Subsequent Offering Period, the tendering stockholder must comply with the foregoing procedures, except that the required documents and certificates must be received before the expiration of the Subsequent Offering Period and no guaranteed delivery procedure will be available during a Subsequent Offering Period.

        THE METHOD OF DELIVERY OF THE COMMON SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Common Shares for payment.

        All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Common Shares, will be determined by the Purchaser in its sole and absolute discretion (which may delegate such right in whole or in part to the Depositary) which determination will be final and binding on all parties. The Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Common Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

        3)    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

        4)    Partial Tenders.    If fewer than all the Common Shares evidenced by any Share Certificate delivered to the Depositary or held in book-entry form through the Depositary are to be tendered, fill in the number of Common Shares which are to be tendered in the column titled "Number of Common Shares Tendered" in the Box titled "Description of Common Shares Tendered". In such cases, new certificate(s) for the remainder of the Common Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner (or, in the case of Common Shares held in book-entry form through the Depositary, an appropriate entry will be made in the applicable book-entry account through the Depositary), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Common Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5)    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

        If any Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Common Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Common Shares.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

        If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Common Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Common Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        6)    Transfer Taxes.    The Purchaser will pay any transfer taxes with respect to the transfer and sale of Common Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer is imposed for any reason other than the transfer or sale of Common Shares to the Purchaser or to its order pursuant to the Offer, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

        7)    Special Payment and Delivery Instructions.    If a check for the purchase price is to be issued, and Share Certificates representing Common Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box under "Description of Common Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed.

        8)    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this

Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at the Purchaser's expense.

        9)    Backup Withholding.    Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a U.S. person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder's or payee's correct taxpayer identification number ("TIN") and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. Forms W-8 may be obtained from the Depositary or downloaded from the Internal Revenue Service's website at the following address: http://www.irs.gov. Failure to complete the Substitute Form W-9 or the appropriate Form W-8, as the case may be, will not, by itself, cause Common Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Common Offer Price pursuant to the Offer.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 OR APPROPRIATE FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW.

        10)    Lost, Destroyed, Mutilated or Stolen Share Certificates.    If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Company's stock transfer agent, Wells Fargo Bank, N.A., Shareowner Services, at 1-800-380-1372. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

        11)    Waiver of Conditions.    Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion except for the Minimum Condition (as defined in Section 15 of the Offer to Purchase).

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) (UNLESS SUCH COMMON SHARES ARE CURRENTLY HELD IN UNCERTIFICATED BOOK-ENTRY FORM THROUGH THE DEPOSITARY, IN WHICH CASE DELIVERY OF SHARE CERTIFICATES WILL NOT BE REQUIRED) OR BOOK-ENTRY CONFIRMATION THROUGH DTC OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

IMPORTANT TAX INFORMATION

        Under current U.S. federal income tax law, a stockholder who is a U.S. person and who tenders Common Shares that are accepted for payment may be subject to backup withholding. In order to avoid such backup withholding, the stockholder must provide the Depositary with such stockholder's correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS") and payments that are made to such stockholder with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Company Share Certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Certain other stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, on a properly completed Form W-8, or successor form. Such statements can be obtained from the Depositary or downloaded from the Internal Revenue Service's website at the following address: http://www.irs.gov.

        Failure to complete the substitute Form W-9 or appropriate Form W-8 will not, by itself, cause the Common Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

What Number to Give the Depositary

        Each U.S. stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the box next to "Applied For" in the Substitute Form W-9 and sign and date the Substitute Form W-9. Notwithstanding that the box next to "Applied For" is checked in the Substitute Form W-9, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Substitute Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 OR APPROPRIATE FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 OR THE APPROPRIATE FORM W-8 INSTRUCTIONS FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	An individual's account		The individual	8.	Sole proprietorship account	The owner(4)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	9.	A valid trust, estate or pension trust	The legal entity(5)
3.	Husband and wife (joint account)		The actual owner of the account or, if joint funds, the first individual on the account(1)	10.	Corporate account	The corporation
4.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	11.	Religious, charitable, or educational organization account	The organization
5.	Adult and minor (joint account)		The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person		The ward, minor, or incompetent person(3)	13.	Association, club, or other tax-exempt organization	The organization
7.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A broker or registered nominee	The broker or nominee
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing.

•
An international organization or any agency or instrumentality thereof.

•
A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•
A real estate investment trust.

•
A common trust fund operated by a bank under Section 584(a).

•
An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•
A middleman known in the investment community as a nominee or custodian.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A foreign central bank of issue.

•
A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

•
Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•
Payments described in Section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under Section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX NEXT TO "EXEMPT" IN THE SUBSTITUTE FORM W-9, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

        Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2
Banks and Brokers Call: (416) 867-2272
Call Toll Free: (888) 518-6812

QuickLinks

  Exhibit (a)(1)(B)
Letter of Transmittal